NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

Supplement dated December 1, 2014
to the Prospectus dated April 30, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

The information under the heading “Appendix – Bonds” beginning on page 53 of the Prospectus relating to the Nationwide Contract is deleted in its entirety and replaced with the following:

THE NATIONWIDE CONTRACT is not a mutual fund but is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life).  This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract.  Nationwide Life calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts.  The rate paid by the Nationwide Contract is guaranteed for a given period regardless of current market conditions.  The actual interest paid to a Fund that holds the Nationwide Contract may exceed the guaranteed rate, but it cannot be less than the guaranteed rate. The principal amount is also guaranteed.  Nevertheless, Nationwide Life could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract (or amend the existing contract) with a lower minimum interest rate, so long as the guaranteed rate on the new fixed income contract will be at least as favorable as the guaranteed rate on all other similar contracts issued by Nationwide Life, or not offer any fixed interest contract at all.  The Funds’ portfolio managers believe that the stable nature of the Nationwide Contract may reduce a Fund’s volatility and overall risk, especially when stock and bond markets decline simultaneously.  However, under certain market conditions investing in the Nationwide Contract could hamper a Fund’s performance.

Through March 31, 2015, the Nationwide Contract will pay no less than 3.50% per annum.  From April 1, 2015 through March 31, 2016, the Nationwide Contract will pay no less than 2.50% per annum.  From April 1, 2016 through March 31, 2017, the Nationwide Contract will pay no less than 1.50% per annum.   Effective April 1, 2017, the Nationwide Contract will pay no less than 0.00% per annum.

It is important to note that only a Fund, as a purchaser of the Nationwide Contract, is entitled to the contract’s guarantee.  Neither the Funds, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE